Roger Hochschild President and Chief Operating Officer November 16, 2010 Bank of America / Merrill Lynch Banking and Financial Services Conference Exhibit 99.1

Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s Annual Report on Form 10-K for the year ended November 30, 2009 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended February 28, 2010, May 31, 2010 and
August 31, 2010, all of which are on file with the SEC and available on the Company’s website at
www.discoverfinancial.com.
Certain reconciliations are also included at the end of this presentation.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see
"Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and
Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s
Annual Report on Form 10-K for the year ended November 30, 2009 and "Management’s Discussion and Analysis of Financial
Condition and Results of Operations" and "Risk Factors" in the Company’s Quarterly Report on Form 10-Q for the quarters ended
February 28, 2010, May 31, 2010 and August 31, 2010, which are on file with the SEC. For a discussion of risks associated with the potential acquisition of The Student Loan Corporation discussed herein, please see Exhibit No. 99.1 to the Company’s
Current Report on Form 8-K dated September 17, 2010, which is on file with the SEC.
Certain historical financial information about the Company that we have included in this presentation has been derived from
Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during the periods presented.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover
®
, PULSE
®
, Cashback Bonus
®
, Discover
®
Network and Diners Club International
®
.
All other trademarks, trade names and service marks included in this presentation are the property of their respective owners.

DISCOVER NETWORK

DISCOVER

DISCOVER

pulse

Diners Club INTERNATIONAL

Become the Leading Direct Banking and Payments Company
Note:  Balances as of August 31, 2010; volume based on the trailing four quarters ending 3Q10
•
$45Bn in receivables
•
Leading cash rewards program
•
1 in 4 U.S. households
•
$19Bn consumer deposits
•
$2.6Bn personal loans and
private student loans
Deposits and Other Lending
Deposits and Other Lending
U.S. Card Issuing
U.S. Card Issuing
•
$112Bn volume
•
4,400 issuers
•
$101Bn volume
•
30+ issuers
•
$27Bn volume
•
50 franchises
•
185 countries/territories

4 4
• Achieve disciplined, profitable growth in Cards
• Leverage Discover brand, service and rewards program
• Broaden merchant acceptance to drive higher sales
• Continue to grow direct-to-consumer banking business and expand other attractive direct lending products
• Increase global volume leveraging flexibility, multi-brand network alliances and emerging payments technologies
• Maintain focus on liquidity and strong capital base
Performance Priorities

Achieve Disciplined, Profitable Growth in Cards
Source Company Filings
0%
2%
4%
6%
8%
10%
12%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
Top 5 Bank Issuers (Avg) Discover
Card Net Charge-off Rate (%)
(1)
Market Share Growth (%)
Source Company Filings, Nilson and DFS Estimates
5%
6%
7%
8%
2007 2008 2009 3Q10
Receivables Sales
Note(s)
1.  Includes:  American Express (U.S. Card), Bank of America (U.S. Card), Capital One (U.S. Card), Citi (N.A. Branded Cards) and JPM (Card Services)

Discover Primary Card User Trends
4%
5%
7%
8%
-.2%
3Q09 4Q09 1Q10 2Q10 3Q10
-6%
3%
9%
13%
10%
3Q09 4Q09 1Q10 2Q10 3Q10
Account Growth Sales Growth
Note(s): Primary card users (PCU) are cardholders who use the card 15 times or more per month. Account figures are based on average number of PCU accounts during the quarter. All figures are shown year-over-year.

Recommend to a Friend(1)

Recommend to a Friend(1)

Leveraging Brand Progress
C
COF
DFS
JPM
BAC
AXP
65
69
73
77
81
85
89
27 31 35 39 43 47
Consideration
4Q08
Source Millward Brown Brand & Ad Tracking Survey
C
COF
DFS
JPM
BAC
AXP
65
69
73
77
81
85
89
27 31 35 39 43 47
Consideration
3Q10
Note(s)
1.  “Recommend to a Friend” among each respective brand’s primary cardmembers
2.  “Consideration” defined as willingness of prospective customers among general population to consider acquisition of each respective card
(2) (2)

DISCOVER

BCS
BOWL CHAMPIONSHIP SERIES
Six Flags
DISCOVER
ORANGE BOWL
NHL
BIGTEN
NETWORK
NBC
Sports
ESPN

8 Discover Expanding Brand Presence • Increased investment in brand visibility

Competitive Advantages
Cash Rewards Leadership Drives Loyalty
Cash Rewards Market Share
(1)
Note(s)
1. Household ownership of cash rewards cards; percentages add to more than 100% due to household use of multiple brands
Source 2009 TNS Consumer Card Research
• Highest household ownership of
cash reward cards
• 20+ years of cash rewards
experience and innovation
• Focus on clarity and simplicity
• Merchant funded rewards
43%
26%
18%
16%
8%
6%
DFS JPM AXP C BAC COF

Driving Sales Growth
3%
7%
2006 2010
Active Merchant
Outlet Growth
(1)
U.S. Merchant Acceptance
• Building awareness via cost-
efficient targeted marketing
• Investing for future growth
• Agreements signed with top 100
merchant acquirers
• Implementation continues with
focus on “last mile”
Note(s)
1. Year-over-year growth in net active merchant outlets

Update
Private Student Loan Growth
Note(s)
1. Pro forma for the acquisition of SLC (expected to close before the calendar year end) and the sale of $1.5Bn FFELP loans to the U.S. Department of Education in September
2010
Ending Receivables ($Bn)
$0.3
$1.9
2008 2009 8/31/10
Federal Private SLC
$5.5
(1)
Private
Student
Loans
• Existing private student loans
– On preferred lender list at ~800
schools
• Underwriting approach
– High co-signer rate
– High avg. FICO
– Only 4-year colleges and
graduate schools
• Planned acquisition of The Student
Loan Corporation (“SLC”)
– Top 3 originator of private
student loans
– Over 70% of balances insured
against credit losses
– Adds ~300k customers and
creates opportunity for cross-sell

Update
Personal Loan Growth
Personal Loans (Bn)
$1.7
$1.4
$1.0
2008 2009 8/31/10
• Superior alternative for consolidating
debt
– Avg loan size ~$15k
– YTD 2010 67% from cross-sell
– Average life of ~4 years
including prepayments
• Recent vintages expected to drive
ROA’s superior to card

Grow and Integrate our Networks
Discover cards accepted at DCI merchant locations:
- Goal of 125 countries/territories enabled for acceptance by year-end 2010
- Over 700,000 ATMs in 75+ countries and continuing expansion
Global POS Network
Global POS Network
Network Partners

Position to lead the industry in emerging payments:
• Building the most flexible network
• Partnering with entrepreneurial companies to rapidly bring innovation to the marketplace
• Continuing to invest in alternative payments and prepaid
• Embracing mobile commerce as the next big frontier
Priorities in Emerging Payments

Strong Growth in Network Volume and Profits
$110
$107
$81
$37
$29
2006 2007 2008 2009 YTD
8/31/10
70
86
106
109
87
13
26
20
72
91
96
94
90
3
5
6
6
5
$163
$185
$221
$232
$183
2006 2007 2008 2009 YTD
8/31/10
Volume Growth by Business (Bn) Strong Profit Growth (MM)
(TPI)
(Prop)
Note(s)
For fiscal years ending November 30
2006-2009
CAGR: 12%
YOY +6%
YOY +33%
2006-2009
CAGR: 55%

Funding and Liquidity
Liquidity and Funding Mix
35%
29%
54%
29%
37%
5%
5%
6%
Spin (6/30/07) 3Q10
Other
ABS / Conduits
Brokered Deposits
Direct-to-Consumer Deposits
100%
100%
Contingent
Liquidity
(2)
$9.4
$20.8
Direct-to-Consumer Deposits
(1)
(Bn)
$19.1
$12.6
$6.2
$3.4
FYE 07 FYE 08 FYE 09 8/31/10
Note(s)
1. Includes deposits originated through affinity relationships
2. Includes cash, conduit capacity, bank credit facility and Fed discount window access
2007- YTD ’10
CAGR: 58%

Basel III Estimates
(1)
Strong Capital
3Q10 TCE / TA Ratio
(3)
9.4%
8.9%
6.6%
6.4%
5.6%
5.4%
DFS AXP C COF BAC JPM
Source: SNL for Competitors
Ratios
Proposed
Minimum Ratios
DFS
Consolidated
(2)
Tier 1 Common 7.0% 11.9%
Tier 1 RBC 8.5% 11.9%
Total RBC 10.5% 15.7%
Tier 1 Leverage
(3)
3.0% 7.5%
Note(s)
1. Preliminary view based on 9/12/10 Basel Committee guidance, which is subject to change
2. 9/30/10 estimates; assumes that the portion of deferred tax assets (DTAs) realized as a result of future profitability are capped at 10% of common equity
3. Assets include 10% of the $166Bn undrawn credit lines
4. Tangible common equity / tangible assets, as of 9/30/10; see appendix for Discover reconciliation

Summary
• Leading unsecured lender, well positioned to leverage ongoing improvement in consumer credit and economic environment
–
Disciplined, profitable growth in credit card, building on brand, rewards and merchant acceptance
–
Selective expansion of other consumer lending products
• Increasing contribution from payments businesses through global expansion and network alliances

Roger Hochschild President and Chief Operating Officer November 16, 2010 Bank of America / Merrill Lynch Banking and Financial Services Conference

Appendix
3Q10
Tangible Common Equity Ratio ($MM)
Total Common Equity ("TCE") 6,160
Less: Goodwill and Intangibles (446)
Tangible Common Equity 5,714
Total Assets 61,355
Less: Goodwill and Intangibles (446)
Tangible Assets ("TA") 60,909
TCE/TA Ratio 9.4%